Total Equity	12 Months Ended
Dec. 31, 2024
Total Equity
Total Equity

(E.2) Total Equity

y Accounting for Interests in Subsidiaries

Changes in SAP's interest in a subsidiary that do not result in a loss of control are accounted for as equity transactions. When SAP loses control over the subsidiary, it derecognizes the assets and liabilities of the subsidiary, and any related non-controlling interests (NCI) and other components of equity. Any resulting gain or loss is recognized in profit or loss.

Issued Capital

SAP SE has issued no-par value bearer shares with a calculated nominal value of €1 per share. All of the shares issued are fully paid.

Number of Shares

	Issued	Treasury
Millions	Capital	Shares
1/1/2022	1,228.5	-48.9
Purchase of treasury shares	0	-15.7
Reissuance of treasury shares under share-based payments	0	3.3
12/31/2022	1,228.5	-61.4
Purchase of treasury shares	0	-7.6
Reissuance of treasury shares under share-based payments	0	7.7
12/31/2023	1,228.5	-61.3
Purchase of treasury shares	0	-10.9
Reissuance of treasury shares under share-based payments	0	10.2
12/31/2024	1,228.5	-61.9

For more details about the share repurchase program executed in 2023 and 2024, see the section Treasury Shares below.

Authorized Shares

The Articles of Incorporation authorize the Executive Board to increase the issued capital as follows:

-	By up to a total amount of €250 million by issuing new no-par value bearer shares against contributions in cash until May 19, 2025 (Authorized Capital I). The issuance is subject to the statutory subscription rights of existing shareholders.
-	By up to a total amount of €250 million by issuing new no-par value bearer shares against contributions in cash or in kind until May 19, 2025 (Authorized Capital II). Subject to the consent of the Supervisory Board, the Executive Board is authorized to exclude the shareholders’ statutory subscription rights in certain cases.

Contingent Shares

SAP SE’s share capital is subject to a contingent capital increase, which will be implemented only insofar as the holders or creditors of convertible bonds or stock options issued or guaranteed by SAP SE or any of its directly or indirectly controlled subsidiaries under certain share-based payments exercise their conversion or subscription rights, and no other methods for servicing these rights are used. As at December 31, 2024, €100 million, representing 100 million shares, was still available for issuance (2023: €100 million).

Retained Earnings

Retained earnings mainly comprise profit after tax and dividend payments as well as transactions with non-controlling interests.

Other Components of Equity

€ millions	Exchange	Cash Flow	Total
	Differences	Hedges/Cost of
		Hedging
1/1/2022	1,830	-22	1,808
Other comprehensive income for items that will be reclassified to profit or loss, net of tax	2,186	39	2,224
12/31/2022	4,015	16	4,031
Other comprehensive income for items that will be reclassified to profit or loss, net of tax	-1,597	-8	-1,605
12/31/2023	2,418	9	2,426
Other comprehensive income for items that will be reclassified to profit or loss, net of tax	2,372	-24	2,349
12/31/2024	4,790	-15	4,775

Treasury Shares

By resolution of SAP SE’s Annual General Meeting of Shareholders held on May 11, 2023, the authorization granted by the Annual General Meeting of Shareholders on May 17, 2018, regarding the acquisition of treasury shares was revoked to the extent it had not been exercised at that time, and replaced by a new authorization of the Executive Board of SAP SE to acquire, on or before May 10, 2028, shares of SAP SE representing a pro rata amount of capital stock of up to €120 million in aggregate, provided that the shares purchased under the authorization, together with any other shares in the Company previously acquired and held by, or attributable to, SAP SE do not account for more than 10% of SAP SE’s issued share capital. Although treasury shares are legally considered outstanding, there are no dividend or voting rights associated with them. We may redeem or resell shares held in treasury, or we may use treasury shares for the purpose of servicing option or conversion rights under the Company’s share-based payment plans. Also, we may use shares held in treasury as consideration in connection with mergers with, or acquisitions of, other companies.

Following the above authorization, in May 2023 we announced a new share buyback program with an aggregate volume of up to €5 billion and a term until December 31, 2025, which is designed primarily to service share-based compensation awards. As part of this program, we acquired shares with a volume of €2,108 million (without incidental acquisition costs) in 2024.

Distribution Policy and Dividends

Our general intention is to remain in a position to return liquidity to our shareholders by distributing annual dividends totaling at least 40% of the SAP Group’s non-IFRS profit after tax from continuing operations (previously: 40% or more of the Group’s IFRS profit after tax) and by potentially repurchasing treasury shares in future.

In 2024, we distributed €2,565 million (€2.20 per share) in dividends for 2023, compared to €2,395 million (€2.05 per share) paid in 2023 for 2022 and €2,865 million (€2.45 per share, including a special dividend of €0.50 to celebrate SAP’s 50th anniversary) paid in 2022 for 2021.

The total dividend available for distribution to SAP SE shareholders is based on the profits of SAP SE as reported in its statutory financial statements prepared under the accounting rules in the German Commercial Code (Handelsgesetzbuch). For the year ended December 31, 2024, the Executive Board intends to propose that a dividend of €2.35 per share (that is, an estimated total dividend of €2,741 million), be paid from the profits of SAP SE.

Non-Controlling Interests

In 2024, a profit of €26 million was attributed to non-controlling interests (2023: a loss of €33 million was attributed to non-controlling interests of other SAP entities, and a loss of € 141 million was attributed to Qualtrics).